UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):   September 26, 2000
                                                         ------------------

                        Affiliated Resources Corporation

             (Exact name of registrant as specified in its charter)

                                    Colorado

                 (State or other jurisdiction of incorporation)

                    0-31175                        84-1045715
                    -------                    -----------------
         (Commission File Number)     (IRS Employer Identification No.)


          3050 Post Oak Boulevard, Suite 1080, Houston, Texas  77056
          ----------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)

                                 (713) 355-8940
                                 --------------
               Registrant's telephone number, including area code:



                   (Former name, address and telephone number)


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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.     CHANGES  IN  REGISTRANT=S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.     OTHER  EVENTS

     Effective on September 26, 2000, Affiliated Resources Corporation, a Colorado corporation ("Affiliated" or the "Company") entered into a Settlement and Rescission Agreement (the "Agreement") with Evans Systems, Inc., a Texas corporation ("Evans") and Way Energy, Inc., a Delaware corporation ("Way").

     Under the terms of the Agreement, which has an anticipated closing date of November 26, 2000 (the "Closing"), Evans and Way will terminate the lawsuit against Affiliated currently pending in the State of Texas. In addition, Evans will deliver to Affiliated an aggregate of 1,500,000 shares of outstanding Affiliated common stock for retirement, and will deliver to an escrow agent an additional 1,000,000 shares of outstanding Affiliated common stock which may be retired upon payment in full of a promissory note from Affiliated to Evans (see below).

     Under the terms of the Agreement, Affiliated will transfer to Evans all of the issued and outstanding common stock of ChemWay Systems, Inc., a Texas corporation ("ChemWay"), and wholly-owned subsidiary of Affiliated. Affiliated has also agreed to execute a promissory note in favor of Evans in the principal amount of $625,000 (the "Note"). Effective immediately, Evans and Way have agreed to take over management of ChemWay and to fulfill ChemWay's obligations to its creditors.

     The Closing shall occur on the earlier of (i) the first business day immediately following the day that Affiliated closes its acquisition of Modular Processing Technologies, Inc., a Nevada corporation, or (ii) upon obtaining shareholder approval for the transactions called for in the Agreement. In the event that neither (i) nor (ii) identified above occur on or before November 26, 2000, then the Agreement and the transactions called for therein shall automatically terminate. In the event of an automatic termination as set forth above, Evans and Way shall have the right to enter judgment against Affiliated and file a Deed In Lieu of Foreclosure upon the ChemWay assets.

ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

            Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

10.1 Settlement and Rescission Agreement dated September 26, 2000 by and between Evans Systems, Inc., a Texas corporation, Way Energy, Inc., a Delaware corporation, and Affiliated Resources Corporation, a Colorado corporation.




                             SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 13,  2000                    AFFILIATED RESOURCES  CORPORATION


                                             /s/  Peter  Vanucci


                                             Peter  Vanucci,  Chairman and CEO